UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period:	November 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Sector Fund

Semiannual report
4 | 30 | 17

7890

This **global sector fund** invests in stocks of companies in markets around the world.

FUND SYMBOL
CLASS A
PPGAX

Putnam
Global Sector
Fund

Semiannual report
4 | 30 | 17

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. An underlying fund may have a policy of concentrating on a limited group of industries and may be non-diversified. Because an underlying fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific company or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

June 12, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from a team of global industry research analysts covering over 1,000 companies. Each underlying Putnam global sector fund is actively managed, which means investments are regularly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

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Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets have not already factored into stock prices.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/17. See above and pages10–11 for additional fund performance information. Index descriptions can be found on page 14.

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Aaron is Chief Investment Officer, Equities, at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 2000.

In addition to Aaron, your fund is managed by Samuel Cox and Kathryn B. Lakin. Sam and Kate are Co-Directors of Equity Research at Putnam.

How would you describe the global stock investing environment during the six-month period ended April 30, 2017?

After the U.S. election in November 2016, a wide array of markets — both in and outside the United States — staged a record-breaking advance. Stocks in the materials, cyclicals, and financials sectors, for example, all drew renewed investor interest. In large part, this exuberance was staked on the idea that fiscal policy changes flowing from the United States would be business and investor friendly. Investors generally cheered the idea that the U.S. government was taking a new trajectory toward reducing regulations, implementing corporate tax reform, and committing to significant infrastructure investment. That led the market to bid up the stocks of steel companies, banks, energy companies, and a host of other companies that were perceived to be potential beneficiaries of Trump-led policy change. Some of this enthusiasm, particularly for U.S. assets, began to wane late in the period, as the market began to reassess the likelihood that business-friendly policy changes could be implemented in 2017.

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Allocations are shown as a percentage of the underlying fund’s net assets as of 4/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/17 and may not equal 100% due to the timing of trade date versus settlement date transactions. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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How did the fund perform during the reporting period?

We are pleased to report that the fund outperformed its benchmark, the MSCI World Index (ND), during the period. This result reflects positive stock selection decisions across a range of sectors, including consumer discretionary, health care, industrials, information technology, and telecommunications services. Where we didn’t have commensurately strong relative results in our stock selection — in the consumer staples, energy, and financials sectors — we still generally managed to produce positive absolute results for the period overall.

Within different sectors, how would you characterize the fund’s positioning during the reporting period?

Within a variety of sectors, Putnam Global Sector Fund has been positioned with a modestly pro-cyclical bias, which means that some of the underlying funds were positioned to perform in line with the overall economy. Generally, we have seen more compelling investment opportunities in growth-oriented stocks across most sectors. Within technology, we favored and continue to favor global e-commerce companies, including in China. In natural resources, the fund had a pro-cyclical tilt, and we believe this may continue to offer characteristics of relative strength as the Trump administration works toward establishing its policy agenda in the remainder of 2017.

If the post-election rally appeared to stall by the end of the period, would you say it has a chance to regain its upward momentum?

Although the so-called “Trump trade” may have stalled, global markets have not failed to notice continued global economic improvements and continued strong corporate earnings results. Over the past six months, for example, economic growth began to gather momentum in Germany, the United Kingdom, France, Spain, and elsewhere, while economic conditions in the United States continued to show fundamental strength. In addition, while the European Central Bank and Bank of England continued to focus on accommodative monetary policy, their leaders also made some statements to support rising expectations for a normalizing interest-rate environment not too far down the road.

Importantly for the markets, we have seen an improvement in the confidence of company managements, even though we continue to wait to see that confidence translate into widespread action, such as capital spending. We believe the newfound post-election enthusiasm for business growth may be enough to keep corporate profits strong — which could provide a key catalyst for rebuilding market momentum — but progress from Washington on tax reform and deregulation would certainly provide additional support, in our view. Also, while corporate earnings have been growing, we need to keep an eye on wage inflation and other potential cost increases for businesses. Other risks to growth include a strengthening U.S. dollar, higher interest rates, and inflation — all of which can signal an end to a growth cycle.

Which stocks were among the top contributors to the fund’s relative performance results?

A semiconductor stock, Macronix International, was the top contributor to relative performance. Macronix is a Taiwanese manufacturer of flash memory products. Our view of the semiconductor industry became more positive during the period due to structural changes on both the supply and demand sides. Macronix benefited from the increase in memory prices as supplies tightened. In addition, the company

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got an extra boost in earnings from supplying the disc cartridge for Nintendo’s new Switch game console.

Charter Communications, the second-largest cable provider in the United States, was also a top contributor to fund performance during the period. The company continued to benefit from convergence — the use of a single provider for broadband, pay TV, and phone. Convergence has been a powerful industry trend. Customers have benefited from a lower price and single contact for all their service needs, and companies have benefited from higher retention (or lower turnover) of their customers.

The underlying consumer-focused fund held an out-of-benchmark position in the stock of real estate company RE/MAX Holdings, another top contributor to relative performance for the reporting period. This stock has been in the consumer fund’s portfolio since its initial public offering in 2013. We like RE/MAX’s fee-based, recurring-revenue business, and it has grown to become one of the largest U.S. real estate brokerage companies. The company’s agents have been particularly productive in terms of sales, which has translated into strong revenue growth for RE/MAX. While the company has benefited from the rebound in the housing market, we have focused on what we consider to be its fundamental strengths, including its history of solid management, effective growth strategies, and strong balance sheet.

Which stocks were among the largest detractors from returns?

The top detractor from performance was the stock of Coty, a beauty products company. The main headwind for the company has involved a recent acquisition. In late 2015, Coty bought the beauty brands of Procter & Gamble. While we believed the deal would be beneficial for Coty’s profitability over time, the company has struggled with the integration, which has been much more disruptive and expensive than expected. Coty has delivered disappointing earnings for several quarters, and many investors responded negatively when its well-respected CEO recently turned over the reins to a successor.

Our underlying technology fund maintains a much smaller position in consumer electronics giant Apple than does the fund’s index. This underweight position was another significant detractor from Putnam Global Sector Fund’s return, as Apple performed extremely well during the period. The company’s share price appreciated as investor sentiment soared in anticipation of the launch of the company’s 10-year anniversary iPhone. Although our view of Apple’s newest product cycle is positive, our technology fund managers prefer to invest in iPhone supply chain companies that we believe have better risk/reward profiles.

Another large detractor from relative performance was our underweight exposure to Bank of America early in the period. This stock benefited from the post-U.S. election rally, which was particularly strong in the U.S. financials sector. Investors became particularly enthusiastic about the sector in the wake of Donald Trump’s election, as expectations rapidly grew for new policies geared toward tax reform, financial market deregulation, and GDP-enhancing infrastructure investment. In addition, expectations for a faster schedule of interest-rate increases by the U.S. Federal Reserve — which we believe would be unambiguously positive for the banking sector — combined with the high expectations for policy changes resulted in a massive tailwind for financial stocks.

What is your outlook for the global economy and markets?

We think the global economy will continue to improve slowly. Despite various uncertainties and the absence of precision in projected U.S. policy details, we think fiscal stimulus in the form of tax reform and infrastructure spending is likely to happen at some point in the United States, and we think the Fed is likely to increase interest rates at a measured pace. Outside the

8 Global Sector Fund

United States, we expect the European and Japanese economies will also continue to grow steadily, and central banks will remain accommodative. If the European Central Bank begins to raise interest rates in 2017, we think it will be done cautiously. In our view, all of this suggests that global markets still have a positive economic backdrop against which a broad and continuing advance remains possible.

In this context, we remain focused as always on fundamental stock characteristics, particularly on corporate earnings growth and the factors that we believe are most responsible for driving earnings up or down. In our view, U.S. corporations appeared to be strong in the early months of 2017. When we consider corporate prospects for the remainder of the year, we expect that continued solid underlying growth in the U.S. and global economy, augmented by generally higher energy prices than we saw at the start of 2016, could lead to double-digit earnings growth for the global stock markets overall.

Thank you, Aaron, for your insights and time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Class A (3/31/10)
Before sales charge	79.16%	8.58%	60.98%	9.99%	17.15%	5.42%	15.20%	13.05%

After sales charge	68.86	7.68	51.72	8.70	10.42	3.36	8.58	6.55

Class B (3/31/10)
Before CDSC	69.85	7.77	55.07	9.17	14.69	4.67	14.36	12.74

After CDSC	69.85	7.77	53.07	8.89	12.03	3.86	9.36	7.74

Class C (3/31/10)
Before CDSC	69.95	7.77	55.07	9.17	14.65	4.66	14.36	12.74

After CDSC	69.95	7.77	55.07	9.17	14.65	4.66	13.36	11.74

Class M (3/31/10)
Before sales charge	73.09	8.05	57.10	9.46	15.62	4.96	14.74	12.92

After sales charge	67.03	7.51	51.60	8.68	11.58	3.72	10.73	8.97

Class R (3/31/10)
Net asset value	76.09	8.32	58.93	9.71	16.42	5.20	14.96	13.03

Class Y (3/31/10)
Net asset value	82.41	8.86	63.04	10.27	18.11	5.71	15.51	13.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

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Comparative index returns For periods ended 4/30/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

MSCI World Index (ND)	81.14%	8.75%	60.60%	9.94%	18.01%	5.68%	14.65%	12.12%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.124		$0.041	$0.059	$0.013		$0.093	$0.147

Capital gains

Long-term gains	0.164		0.164	0.164	0.164		0.164	0.164

Short-term gains	—		—	—	—		—	—

Total	$0.288		$0.205	$0.223	$0.177		$0.257	$0.311

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/16	$10.16	$10.78	$9.92	$9.92	$10.09	$10.46	$10.14	$10.20

4/30/17	11.17	11.85	10.96	10.94	11.20	11.61	11.18	11.21

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months

Class A (3/31/10)
Before sales charge	75.95%	8.41%	56.56%	9.38%	14.96%	4.76%	15.22%	7.63%

After sales charge	65.84	7.49	47.56	8.09	8.35	2.71	8.59	1.45

Class B (3/31/10)
Before CDSC	66.90	7.59	50.74	8.55	12.43	3.98	14.48	7.33

After CDSC	66.90	7.59	48.74	8.26	9.82	3.17	9.48	2.33

Class C (3/31/10)
Before CDSC	67.00	7.60	50.89	8.57	12.48	4.00	14.48	7.32

After CDSC	67.00	7.60	50.89	8.57	12.48	4.00	13.48	6.32

Class M (3/31/10)
Before sales charge	70.00	7.87	52.80	8.85	13.38	4.27	14.77	7.50

After sales charge	64.05	7.33	47.45	8.08	9.41	3.04	10.76	3.74

Class R (3/31/10)
Net asset value	72.94	8.14	54.57	9.10	14.15	4.51	14.98	7.51

Class Y (3/31/10)
Net asset value	79.15	8.69	58.58	9.66	15.91	5.05	15.65	7.85

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 10/31/16*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Total annual operating expenses for the
fiscal year ended 10/31/16	2.85%	3.60%	3.60%	3.35%	3.10%	2.60%

Annualized expense ratio for the
six-month period ended 4/30/17†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 1.00%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/18.

† Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.32	$5.27	$5.27	$3.96	$2.64	$0.00

Ending value (after expenses)	$1,130.50	$1,127.40	$1,127.40	$1,129.20	$1,130.30	$1,132.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.25	$5.01	$5.01	$3.76	$2.51	$0.00

Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,021.08	$1,022.32	$1,024.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Global Sector Fund

The fund’s portfolios 4/30/17 (Unaudited)

	Shares	Value

Global Sector Funds (99.6%)*

Putnam Global Consumer Fund Class Y Ω	105,730	$2,157,939

Putnam Global Financials Fund Class Y Ω	166,944	2,006,670

Putnam Global Health Care Fund Class Y Ω	20,035	1,186,878

Putnam Global Industrials Fund Class Y Ω	54,160	1,090,776

Putnam Global Natural Resources Fund Class Y Ω	66,386	1,045,580

Putnam Global Technology Fund Class Y Ω	49,333	1,533,768

Putnam Global Telecommunications Fund Class Y Ω	19,731	300,898

Putnam Global Utilities Fund Class Y Ω	24,667	302,173

Total global sector funds (cost $9,009,721)		$9,624,682

Fixed Income Funds (0.4%)*

Putnam Government Money Market Fund Class G Ω	43,152	$43,152

Total fixed income funds (cost $43,152)		$43,152

TOTAL INVESTMENTS

Total investments (cost $9,052,873)		$9,667,834

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification 820 Fair Value Measurements and Disclosures”.

* Percentages indicated are based on net assets of $9,665,547.

Ω Affiliated Company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$9,624,682	$—	$—

Fixed income funds	43,152	—	—

Totals by level	$9,667,834	$—	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 17

Statement of assets and liabilities 4/30/17 (Unaudited)

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $9,052,873) (Note 5)	$9,667,834

Interest and other receivables	9

Receivable for shares of the fund sold	5,208

Receivable from Manager (Note 2)	77,803

Total assets	9,750,854

LIABILITIES

Payable for investments purchased	5,218

Payable for distribution fees (Note 2)	2,426

Payable for auditing and tax fees	21,882

Payable for legal fee	35,767

Payable for reports to shareholders	16,660

Other accrued expenses	3,354

Total liabilities	85,307

Net assets	$9,665,547

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,592,322

Distributions in excess of net investment income (Note 1)	(12,986)

Accumulated net realized loss on investments (Note 1)	(528,750)

Net unrealized appreciation of investments	614,961

Total — Representing net assets applicable to capital shares outstanding	$9,665,547

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,904,453 divided by 438,907 shares)	$11.17

Offering price per class A share (100/94.25 of $11.17)*	$11.85

Net asset value and offering price per class B share ($566,288 divided by 51,674 shares)**	$10.96

Net asset value and offering price per class C share ($1,202,179 divided by 109,890 shares)**	$10.94

Net asset value and redemption price per class M share ($55,629 divided by 4,969 shares)	$11.20

Offering price per class M share (100/96.50 of $11.20)*	$11.61

Net asset value, offering price and redemption price per class R share
($12,915 divided by 1,155 shares)	$11.18

Net asset value, offering price and redemption price per class Y share
($2,924,083 divided by 260,794 shares)	$11.21

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

18 Global Sector Fund

Statement of operations Six months ended 4/30/17 (Unaudited)

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares (Note 5)	$99,838

Total investment income	99,838

EXPENSES

Distribution fees (Note 2)	12,824

Reports to shareholders	14,434

Auditing and tax fees	21,882

Legal	125,000

Blue sky expense	37,050

Other	2,636

Fees waived and reimbursed by Manager (Note 2)	(201,002)

Total expenses	12,824

Expense reduction	—

Net expenses	12,824

Net investment income	87,014

Net realized gain of underlying Putnam Fund shares (Notes 1 and 3)	242

Capital gain distribution from underlying Putnam Fund shares (Note 5)	124,820

Net unrealized appreciation of underlying Putnam Fund shares during the period	796,000

Net gain on investments	921,062

Net increase in net assets resulting from operations	$1,008,076

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 19

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/17*	Year ended 10/31/16

Operations

Net investment income (loss)	$87,014	$(14,422)

Net realized gain (loss) on underlying Putnam Fund shares	125,062	(234,484)

Net unrealized appreciation of underlying
Putnam Fund shares	796,000	151,751

Net increase (decrease) in net assets resulting
from operations	1,008,076	(97,155)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(52,542)	(14,845)

Class B	(1,666)	—

Class C	(4,257)	—

Class M	(182)	—

Class R	(115)	(7)

Class Y	(26,354)	(10,905)

From net realized long-term gain on investments
Class A	(69,491)	(435,449)

Class B	(6,664)	(54,042)

Class C	(11,834)	(81,880)

Class M	(2,296)	(65,578)

Class R	(203)	(1,810)

Class Y	(29,401)	(200,516)

Increase from capital share transactions (Note 4)	1,704,936	426,655

Total increase (decrease) in net assets	2,508,007	(535,532)

NET ASSETS

Beginning of period	7,157,540	7,693,072

End of period (including distributions in excess of net
investment income of $12,986 and $14,884, respectively)	$9,665,547	$7,157,540

* Unaudited.

The accompanying notes are an integral part of these financial statements.

20 Global Sector Fund

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Global Sector Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

April 30, 2017**	$10.16	.12	1.17	1.29	(.12)	(.16)	(.28)	—	$11.17	13.05*	$4,904	.12*	1.13*	22*

October 31, 2016	11.48	(.01)	(.04)	(.05)	(.04)	(1.23)	(1.27)	—	10.16	(.14)	4,111.25		(.13)	44

October 31, 2015	12.69	.07	.19	.26	(.47)	(1.00)	(1.47)	—	11.48	2.31	3,743.25		.63	51[e]

October 31, 2014	12.44	.02	.97	.99	(.26)	(.48)	(.74)	—	12.69	8.11	3,198.25		.15	34[e]

October 31, 2013	10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	—[g]	12.44	27.56	2,257.25		.56	32[e]

October 31, 2012	9.77	.16	.82	.98	(.24)	(.19)	(.43)	—[g]	10.32	10.62	1,339.25		1.62	49[e]

Class B

April 30, 2017**	$9.92	.07	1.17	1.24	(.04)	(.16)	(.20)	—	$10.96	12.74*	$566	.50*	.64*	22*

October 31, 2016	11.27	(.09)	(.03)	(.12)	—	(1.23)	(1.23)	—	9.92	(.87)	430	1.00	(.88)	44

October 31, 2015	12.50	(.01)	.17	.16	(.39)	(1.00)	(1.39)	—	11.27	1.47	465	1.00	(.10)	51[e]

October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	—	12.50	7.39	420	1.00	(.56)	34[e]

October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	—[g]	12.29	26.46	287	1.00	(.39)	32[e]

October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	—[g]	10.22	9.79	99	1.00	1.09	49[e]

Class C

April 30, 2017**	$9.92	.06	1.18	1.24	(.06)	(.16)	(.22)	—	$10.94	12.74*	$1,202	.50*	.60*	22*

October 31, 2016	11.28	(.09)	(.04)	(.13)	—	(1.23)	(1.23)	—	9.92	(.96)	673	1.00	(.88)	44

October 31, 2015	12.52	(.02)	.19	.17	(.41)	(1.00)	(1.41)	—	11.28	1.52	796	1.00	(.17)	51[e]

October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	—	12.52	7.33	663	1.00	(.61)	34[e]

October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	—[g]	12.30	26.57	362	1.00	(.16)	32[e]

October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	—[g]	10.21	9.84	250	1.00	.96	49[e]

Class M

April 30, 2017**	$10.09	.19	1.09	1.28	(.01)	(.16)	(.17)	—	$11.20	12.92*	$56	.37*	1.79*	22*

October 31, 2016	11.42	(.06)	(.04)	(.10)	—	(1.23)	(1.23)	—	10.09	(.66)	148.75		(.59)	44

October 31, 2015	12.63	(.07)[f]	.27	.20	(.41)	(1.00)	(1.41)	—	11.42	1.77	702.75		(.64) [f]	51[e]

October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	—	12.63	7.63	22.75		(.31)	34[e]

October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	—[g]	12.38	26.86	19.75		.05	32[e]

October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	—[g]	10.28	10.06	13.75		1.54	49[e]

Class R

April 30, 2017**	$10.14	.11	1.18	1.29	(.09)	(.16)	(.25)	—	$11.18	13.03*	$13	.25*	1.05*	22*

October 31, 2016	11.45	(.04)	(.03)	(.07)	(.01)	(1.23)	(1.24)	—	10.14	(.42)	13.50		(.37)	44

October 31, 2015	12.66	.05	.18	.23	(.44)	(1.00)	(1.44)	—	11.45	2.04	17.50		.40	51[e]

October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	—	12.66	7.85	17.50		(.06)	34[e]

October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	—[g]	12.41	27.18	15.50		.35	32[e]

October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	—[g]	10.31	10.29	11.50		1.49	49[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Global Sector Fund	Global Sector Fund 23

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	fees	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class Y

April 30, 2017**	$10.20	.12	1.20	1.32	(.15)	(.16)	(.31)	—	$11.21	13.25*	$2,924	—*	1.13*	22*

October 31, 2016	11.52	.01	(.03)	(.02)	(.07)	(1.23)	(1.30)	—	10.20	.10	1,783	—	.12	44

October 31, 2015	12.73	.12[f]	.17	.29	(.50)	(1.00)	(1.50)	—	11.52	2.55	1,970	—	1.04[f]	51[e]

October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	—	12.73	8.37	4,039	—	.40	34[e]

October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	—[g]	12.47	27.90	3,212	—	.57	32[e]

October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	—[g]	10.35	10.86	972	—	1.92	49[e]

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of
average net assets

April 30, 2017	2.43%

October 31, 2016	1.60

October 31, 2015	1.33

October 31, 2014	1.27

October 31, 2013	0.98

October 31, 2012	1.31

e Reflects revision of portfolio turnover rate. The portfolio turnover rates previously reported were the following:

Portfolio turnover %

October 31, 2015	57%

October 31, 2014	39

October 31, 2013	52

October 31, 2012	50

f The net investment income and per share amount shown for the period ending October 31, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into class M and the timing of redemptions out of class Y.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

24 Global Sector Fund	Global Sector Fund 25

Notes to financial statements 04/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through April 30, 2017.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Each underlying fund is a non-diversified fund concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Each underlying fund may invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Government Money Market Fund, which is a diversified fund, along with the following non-diversified funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

26 Global Sector Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $14,885 to its fiscal year ending October 31, 2017 late year ordinary losses (i) ordinary losses recognized between January 1, 2016 and October 31, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and October 31, 2016.

The aggregate identified cost on a tax basis is $9,705,882, resulting in gross unrealized appreciation and depreciation of $126,211 and $164,259, respectively, or net unrealized depreciation of $38,048.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Global Sector Fund 27

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) through February 28, 2018. During the reporting period, the fund’s expenses were reduced by $201,002 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$5,733

Class B	1.00%	1.00%	2,373

Class C	1.00%	1.00%	4,362

Class M	1.00%	0.75%	324

Class R	1.00%	0.50%	32

Total			$12,824

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,666 and $11 from the sale of class A and class M shares, respectively, and received $429 and $2 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $3,531,797 and $1,819,518, respectively.

28 Global Sector Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	131,173	$1,399,216	149,191	$1,547,600

Shares issued in connection with
reinvestment of distributions	11,849	120,739	45,087	447,715

	143,022	1,519,955	194,278	1,995,315

Shares repurchased	(108,902)	(1,172,037)	(115,638)	(1,143,505)

Net increase	34,120	$347,918	78,640	$851,810

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	14,337	$151,778	8,531	$87,263

Shares issued in connection with
reinvestment of distributions	801	8,029	5,334	52,057

	15,138	159,807	13,865	139,320

Shares repurchased	(6,847)	(71,894)	(11,748)	(113,493)

Net increase	8,291	$87,913	2,117	$25,827

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	48,533	$512,034	14,324	$140,971

Shares issued in connection with
reinvestment of distributions	1,608	16,080	8,386	81,849

	50,141	528,114	22,710	222,820

Shares repurchased	(8,079)	(84,645)	(25,446)	(244,099)

Net increase (decrease)	42,062	$443,469	(2,736)	$(21,279)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,993	$20,677	255	$2,572

Shares issued in connection with
reinvestment of distributions	242	2,478	6,617	65,578

	2,235	23,155	6,872	68,150

Shares repurchased	(11,949)	(124,010)	(53,645)	(521,994)

Net decrease	(9,714)	$(100,855)	(46,773)	$(453,844)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	31	318	183	1,817

	31	318	183	1,817

Shares repurchased	(117)	(1,265)	(412)	(4,023)

Net decrease	(86)	$(947)	(229)	$(2,206)

Global Sector Fund 29

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	89,588	$968,339	20,632	$210,660

Shares issued in connection with
reinvestment of distributions	5,458	55,723	21,248	211,421

	95,046	1,024,062	41,880	422,081

Shares repurchased	(9,038)	(96,624)	(38,100)	(395,734)

Net increase	86,008	$927,438	3,780	$26,347

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class M	1,545	31.1%	$17,304

Class R	1,155	100.0	12,915

At the close of the reporting period, a shareholder of record owned 9.3% of the outstanding shares of the fund.

At the close of the reporting period, an Interested Trustee of the Fund owned 5.1% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at
	the beginning					Fair value at
	of the					the end of the
	reporting	Purchase	Sale	Investment	Capital gain	reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Global
Consumer Fund
Class Y	$1,628,919	$737,054	$421,681	$20,855	$35,455	$2,157,939

Putnam Global
Financials Fund
Class Y	1,425,125	745,000	350,502	30,099	—	2,006,670

Putnam Global Health
Care Fund Class Y	872,958	498,831	221,494	6,489	79,493	1,186,878

Putnam Global
Industrials Fund
Class Y	783,980	409,368	182,448	19,954	7,946	1,090,776

Putnam Global
Natural Resources
Fund Class Y	840,563	391,327	208,146	—	—	1,045,580

Putnam Global
Technology Fund
Class Y	1,082,452	489,168	274,575	9,119	1,926	1,533,768

Putnam Global
Telecommunications
Fund Class Y	247,569	119,058	77,636	10,526	—	300,898

Putnam Global
Utilities Fund Class Y	244,454	111,628	62,532	2,783	—	302,173

Putnam Government
Money Market Fund
Class G	33,292	30,363	20,504	13	—	43,152

Totals	$7,159,312	$3,531,797	$1,819,518	$99,838	$124,820	$9,667,834

30 Global Sector Fund

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

Note 7: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

Global Sector Fund 31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Global Sector Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017